UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2025

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2025, Mammoth Energy Services, Inc. (“Mammoth” or the “Company”) entered into a letter agreement with Fifth Third Bank, National Association (“Fifth Third Bank”) (the “Letter Agreement”) in relation to its revolving credit facility with Fifth Third Bank (the “Credit Agreement”) whereby the Revolving Loan Commitments, as defined in the Credit Agreement, are reduced from $75.0 million to $50.0 million.

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a filing with the Securities and Exchange Commission made by the Company, effective as of July 1, 2025, Bernard Lancaster was appointed the Company’s Chief Operating Officer. On June 30, 2025, effective as of July 1, 2025, the Compensation Committee of the Company’s Board of Directors approved compensation for Mr. Lancaster in connection with his appointment as the Company’s Chief Operating Officer consisting of a base salary of $300,000 per year. Mr. Lancaster is also eligible to receive an annual discretionary bonus based upon his and the Company’s performance.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Letter Agreement dated July 2, 2025 by and between Fifth Third Bank, National Association, and Mammoth Energy Services, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	July 3, 2025	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary